SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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TRANSAMERICA FUNDS

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TRANSAMERICA FUNDS

Transamerica Multi-Manager International Portfolio

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

June 5, 2014

Dear Shareholder:

A special meeting of shareholders of Transamerica Multi-Manager International Portfolio (the “Fund”) will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on July 17, 2014, at 11:00 a.m. (Eastern time).

The Board of Trustees of the Fund has approved the restructuring of the Fund from a fund of funds to a fund operated under a “manager of managers” structure, whereby TAM intends to hire sub-advisers to manage and invest the Fund’s assets directly, subject to shareholder approval.

At the special meeting, you are being asked to vote on the following proposals to:

Approve amendments to the investment advisory agreement for the Fund. Shareholders of the Fund are being asked to approve changes to the investment advisory agreement that will increase the advisory fee rate paid by the Fund.

Approve the Fund’s use of the Manager of Managers Exemptive Order. Shareholders of the Fund are being asked to approve the Fund’s use of the Manager of Managers exemptive order, which will allow the investment adviser, Transamerica Asset Management, Inc., to hire unaffiliated sub-advisers to manage the Fund’s assets without shareholder approval, subject to prior approval by the Board of Trustees.

Approve a new sub-advisory agreement. Shareholders of the Fund are being asked to approve a new sub-advisory agreement with Rockefeller & Co., Inc.

We are seeking your approval of these proposals through the enclosed proxy statement, which we invite you to review closely.

Importantly, the Board of Trustees has considered each proposal for the Fund and has determined it is in the best interest of the Fund, and unanimously recommends that you vote “FOR” each Proposal. However, before you vote, please read the full text of the proxy statement for an explanation of each Proposal for the Fund.

Whether or not you plan to attend the meeting in person and regardless of how many shares you own, your vote is important to us. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the accompanying postage-paid return envelope.

If you have any questions about a proposal, please call Computershare Fund Services (“Computershare”) toll-free at 1-866-438-2987.

Sincerely,

Thomas A. Swank

President and Chief Executive Officer

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

Please read the full text of the enclosed proxy statement.

Below is a brief overview of the proposals to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the proxy statement?

A.

As a shareholder of Transamerica Multi-Manager International Portfolio (the “Fund”), a series of Transamerica Funds (the “Trust”), you are being asked to vote “FOR” the following proposals that have been approved by the Board of Trustees of the Trust (the “Board” or “Board Members”).

The Board has approved the restructuring of the Fund from a fund of funds to a fund operated under a “manager of managers” structure, whereby Transamerica Asset Management, Inc. (“TAM”) intends to hire sub-advisers to manage and invest the Fund’s assets directly.

Proposal I: Approve amendments to the investment advisory agreement for the Fund: Shareholders of the Fund are being asked to approve changes to the investment advisory agreement with TAM that will increase the advisory fee rate paid by the Fund.

Approval of the change to the investment advisory agreement is being sought as a result of the restructuring of the Fund from a fund of funds to a fund operated under a “manager of managers” structure, necessitating a corresponding restructuring of fees, as described more fully in the Proxy Statement.

Proposal II: Approve the Fund’s use of the Manager of Managers Exemptive Order: Shareholders of the Fund are being asked to vote on the Fund’s use of the “Manager of Managers” exemptive order available to the Trust and TAM, which allows TAM to hire, and materially amend sub-advisory agreements with, unaffiliated sub-advisers to manage the Fund’s assets without shareholder approval, but subject to prior approval by the Board.

Proposal III: Approve a New Sub-Advisory Agreement: Shareholders of the Fund are being asked to approve a new sub-advisory agreement with Rockefeller & Co., Inc.

The implementation of Proposal I or of Proposal II is not contingent upon the approval of any other proposal or proposals. The implementation of Proposal III, if approved, is contingent upon the approval of Proposal I.

Q.	Why am I being asked to vote on these proposals?

A.

You are being asked to vote on proposals that require the approval of shareholders of the Fund. The enclosed proxy statement and proxy card identify the proposals you are being asked to approve. The Fund’s Board has approved the proposals, believes they are in shareholders’ best interests and recommends you vote “FOR” each of the proposals.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of the Fund, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all shareholders to participate in the governance of their Fund.

i

Q.	Who is paying for the preparation, printing and mailing of the proxy statement and solicitation of proxies?

A.	It is anticipated that the total cost of preparing, printing and mailing the proxy statement and soliciting proxies will be approximately $[ ], which will be paid by TAM.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Computershare Fund Services, the Fund’s proxy solicitor, at 1-866-438-2987.

Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

Q.	Who is Rockefeller & Co., Inc.?

A.

Rockefeller & Co., Inc. (“Rockefeller”), located at 10 Rockefeller Plaza, New York, NY 10020, has been a registered investment adviser since 1980. Rockefeller is a wholly-owned subsidiary of Rockefeller Financial Services, Inc. Rockefeller is an asset management firm providing global and domestic equity strategies as well as balanced and fixed-income investment management services. As of December 31, 2013, Rockefeller had approximately $10.9 billion in assets under management.

PLEASE CAST YOUR VOTE NOW.

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TRANSAMERICA FUNDS

Transamerica Multi-Manager International Portfolio

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on July 17, 2014

Please take notice that a special meeting of shareholders of Transamerica Multi-Manager International Portfolio (the “Fund”), a series of Transamerica Funds (the “Trust”), will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on July 17, 2014, at 11:00 a.m. (Eastern time), to consider and vote on the following proposals:

I.	To approve an amended and restated investment advisory agreement with TAM;

II.	To approve the Fund’s use of the Manager of Managers exemptive order available to TAM and the Trust;

III.	To approve a new sub-advisory agreement with Rockefeller & Co., Inc.; and

VI.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

After careful consideration of each proposal, the Board approved each Proposal and recommends that shareholders of the Fund vote “FOR” each Proposal.

Each shareholder of record of the Fund at the close of business on May 19, 2014 is entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

By Order of the Board,

Dennis P. Gallagher

Vice President, General Counsel and Secretary

June 5, 2014

I

SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review on the Fund’s website at:

http://cdn2.hubspot.net/hub/247691/file-798681424-pdf/Transamerica/Transamerica-Multi-Manager-International-Proxy-Statement.pdf

until at least October 31, 2014. A paper or email copy of the proxy materials may be obtained, without charge, by contacting the Fund’s proxy solicitor, Computershare Fund Services at 1-866-438-2987.

YOU CAN HELP YOUR FUND AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR SHARES USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

II

TRANSAMERICA FUNDS

Transamerica Multi-Manager International Portfolio

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member of the Board, a “Board Member”) of Transamerica Funds (the “Trust”), on behalf of Transamerica Multi-Manager International Portfolio (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on July 17, 2014, at 11:00 a.m. (Eastern time) (the “Special Meeting”), and at any and all adjournments or postponements thereof. The Special Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Proxy Statement and the accompanying materials or a Notice of Internet Availability of Proxy Materials are being first mailed by the Board to shareholders on or about June 5, 2014.

The Trust is organized as a Delaware statutory trust. The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In certain cases, for ease of comprehension, the term “Fund” is used in this Proxy Statement where it may be more precise to refer to the “Trust” of which the Fund is a series.

You are entitled to vote at the Special Meeting if you were a shareholder of the Fund as of the close of business on May 19, 2014 (the “Record Date”). Each shareholder of record of the Fund at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund (with proportional fractional votes for fractional shares). The net assets and total number of shares of the Fund outstanding at the close of business on the Record Date were as follows:

Net Assets ($)	Total Shares Outstanding
$195,889,899.62	17,548,085.762

Please sign, date and return the proxy card included with this Proxy Statement. You may also provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shareholder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholders who execute proxies or provide voting instructions by telephone, mail, or the Internet may revoke them at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation (addressed to the Secretary at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of shareholders is required to take action at the Special Meeting. For the purposes of taking action on Proposal I, II and III, shareholders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of the Fund shall constitute a quorum at the Special Meeting.

Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

In the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of the Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

The approval of each of Proposal I, II and III requires the vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Fund (a “1940 Act Majority Vote”).

Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote.

Manner of Voting

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to each Proposal. A signed proxy card or other authorization by a beneficial owner of shares in the Fund that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of each Proposal.

If you hold shares in the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record shareholder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a beneficial shareholder that does not specify how the beneficial shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions or in the same proportion as those shares for which the Fund receives voting instructions from other shareholders. This practice is sometimes called “proportional voting” or “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

If you have any questions about the Proposals or about voting, please call Computershare Fund Services at 1-866-438-2987.

PROPOSAL I — APPROVAL OF AN AMENDED AND RESTATED INVESTMENT ADVISORY

AGREEMENT

To approve an amended and restated investment advisory agreement with Transamerica Asset Management, Inc. (“TAM”).

At the Special Meeting, shareholders of the Fund will be asked to approve an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between the Fund and TAM, the Fund’s investment adviser. A general description of the Amended Advisory Agreement is included below. The terms of the Amended Advisory Agreement are identical to those of the current investment advisory agreement it replaces (the “Current Advisory Agreement”), except that, if approved, the advisory fee rate payable by the Fund under the Amended Advisory Agreement will be higher than the rate payable under the Current Advisory Agreement.

The Board has approved the restructuring of the Fund from a fund of funds, whereby it invests all of its investible assets in a combination of underlying Transamerica Funds, to a fund operated under a “manager of managers” structure, whereby TAM intends to hire sub-advisers to manage and invest the Fund’s assets directly. Rockefeller & Co., Inc. (“Rockefeller”) will, subject to shareholder approval of Proposal III, become the sub-adviser to the Fund. While the advisory fee payable by the Fund to TAM will increase if this Proposal I is approved, TAM anticipates that the Fund’s total annual operating expenses will be lower because the Fund will no longer incur the same level of acquired fund fees and expenses of underlying Transamerica Funds as the Fund will invest directly. As part of the restructuring, the Fund’s investment strategies and risks will change. The Fund’s name will also change to Transamerica Global Equity. The Fund’s investment objective will not change.

The Board of the Fund approved the Current Advisory Agreement at an in-person meeting held on January 22 and 23, 2014 and approved the Amended Advisory Agreement at an in-person meeting held on March 19 and 20, 2014. Shareholder approval of the Amended Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the Amended Advisory Agreement is included in Appendix A.

The Fund’s investment advisory agreement with TAM was last approved by shareholders on November 16, 2012, when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Current Advisory Agreement was approved by the Board at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Fund. Shareholder approval of these revisions was not required. TAM is responsible for the day-to-day management of the Fund. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Fund. The advisory fee is calculated based on the average daily net assets of the Fund. Under the Current Advisory Agreement, the advisory fee rate payable by the Fund is 0.10% of its average daily net assets.

Investment Adviser

TAM serves as the investment adviser to the Transamerica family of funds, including the Fund. As a result of the restructuring TAM will operate the Fund as a fund under a “manager of managers” structure, rather than as a fund of funds. As a result, an increase in the fee rate payable by the Fund under the Amended Advisory Agreement is being proposed.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”), and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. Western Reserve and AUSA are wholly owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group. For information about TAM’s directors and principal executive officers, please see Appendix C.

Proposed Change to Investment Advisory Fee

Under its Current Advisory Agreement TAM is entitled to receive from the Fund, as compensation for its services, a fee computed at an annual rate of 0.10% of average daily net assets. TAM earned an advisory fee of $204,387 (after waivers) and waived $8,687 of advisory fees for the fiscal year ended October 31, 2013.

The fee payable by the Fund to TAM under the Amended Advisory Agreement will be calculated on the average daily net assets of the Fund and computed at an annual rate of: 0.81% of the first $250 million of assets; 0.80% over $250 million up to $500 million; 0.79% over $500 million up to $1 billion; 0.78% over $1 billion up to $2 billion; 0.765% over $2 billion up to $2.5 billion; and 0.76% in excess of $2.5 billion. While the proposed advisory fees will be higher than currently established for the Fund, the total expense to shareholders is expected to be lower than it is currently because the Fund will no longer incur the same level of acquired fund fees and expenses of underlying Transamerica Funds since the Fund will invest directly. The amount of investment advisory fees that the Fund would have paid to TAM in fiscal year ended October 31, 2013, if the advisory fee rate proposed under the Amended Advisory Agreement had been in effect is $1,729,725. The percentage difference between the current advisory fee rate and the proposed advisory fee rate is 0.71%.

The tables below provide the current annual fund operating expenses of the Fund, as well as the proposed annual fund operating expenses.

	Transamerica Multi-Manager International Portfolio
	A	B1	C	I
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.29%	0.44%	0.30%	0.21%
Acquired fund fees and expenses	1.11%	1.11%	1.11%	1.11%
Total annual fund operating expenses	1.75%	2.65%	2.51%	1.42%
Fee waiver and/or expense reimbursement[2]	0.00%	0.09%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.75%	2.56%	2.51%	1.42%
[1]	Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances.
[2]

Contractual arrangements have been made with the Fund’s investment adviser, TAM, through March 1, 2015, to waive fees and/or reimburse fund expenses to the extent that the Fund’s total operating expenses exceed 0.45%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. These arrangements cannot be terminated prior to March 1, 2015 without the Board of Trustees’ consent. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

	Transamerica Global Equity (Pro Forma)
	A	B1	C	I
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.81%	0.81%	0.81%	0.81%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.29%	0.44%	0.30%	0.21%
Total annual fund operating expenses	1.35%	2.25%	2.11%	1.02%
Fee waiver and/or expense reimbursement[2]	0.00%	0.15%	0.01%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.35%	2.10%	2.10%	1.02%
[1]	Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances.
[2]

Contractual arrangements have been made with the Fund’s investment adviser, TAM, through March 1, 2015, to waive fees and/or reimburse fund expenses to the extent that the Fund’s total operating expenses exceed 1.10%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. These arrangements cannot be terminated prior to March 1, 2015 without the Board of Trustees’ consent. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

Example

This example is intended to help you compare the costs of investing in the Fund. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Transamerica Multi-Manager International Portfolio

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	718	1,071	1,447	2,499
B	759	1,115	1,497	2,771
C	354	782	1,335	2,846
I	145	449	776	1,702
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	718	1,071	1,447	2,499
B	259	815	1,397	2,771
C	254	782	1,335	2,846
I	145	449	776	1,702

Transamerica Global Equity (Pro Forma)

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	680	954	1,249	2,085
B	713	989	1,291	2,346
C	313	660	1,133	2,441
I	104	325	563	1,248
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	680	954	1,249	2,085
B	213	689	1,191	2,346
C	213	660	1,133	2,441
I	104	325	563	1,248

Overview of Investment Advisory Agreement with TAM

The Board approved the Current Advisory Agreement at a meeting held on January 22 and 23, 2014. The Board approved the Amended Advisory Agreement at a meeting held on March 19 and 20, 2014. Approval by shareholders was last obtained on November 16, 2012. Set forth below is a general description of the terms of the Amended Advisory Agreement, which are identical to the Current Advisory Agreement, except with respect to the advisory fee rate payable by the Fund, which is intended to be increased as described above, subject to shareholder approval. A copy of the form of Amended Advisory Agreement is attached hereto as Appendix A and shareholders should refer to Appendix A for the complete terms of the Amended Advisory Agreement (together with the Current Advisory Agreement, the “Advisory Agreements”).

Investment Advisory Services. The Advisory Agreements provide that TAM shall regularly provide the Fund with investment advisory services, including management, supervision and investment research and advice and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The investment advisory services to be provided shall be subject to the supervision of the Board and shall include the design, development and ongoing review and evaluation of the Fund and its investment strategy; where applicable the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s Prospectus, Statement of Additional Information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services.

TAM will determine from time to time what securities and other investments and instruments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the Fund’s governing documents, Prospectus and Statement of Additional Information and the 1940 Act. TAM will provide advice and recommendations as to the purchase and sale of securities, and will supervise the purchase and sale of Fund investments as directed by the Board or officers of the Fund. The Advisory Agreements also permit the Board to delegate to Trust officers the power to authorize purchases, sales and other investment actions. As the Trust officers have always been employees of TAM, as a practical matter, TAM has been providing discretionary investment management services under each of the Advisory Agreements.

The Advisory Agreements permit TAM to direct the investment of all or substantially all of the assets of the Fund into one or more investment companies, subject to the Board’s approval and the requirements of the 1940 Act.

Pursuant to the Advisory Agreements, TAM is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of brokers or dealers and the placing of orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which TAM or its affiliates exercise investment discretion. The Advisory Agreements authorize TAM to pay a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TAM determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TAM and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TAM’s authority regarding the execution of the Fund’s portfolio transactions.

The Advisory Agreements provide that TAM will, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities.

The Advisory Agreements state that, as part of the investment advisory services it provides, TAM will oversee the other service providers to the Fund, including administrator, custodian, transfer agent, independent accountant and legal counsel, and supervise the performance of recordkeeping and shareholder relations functions for the Fund. The Advisory Agreements also provide that TAM, at the request of the Board, will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

In addition, the Advisory Agreements provide that TAM may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under the Advisory Agreements, which may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments TAM believes are appropriate or desirable in performing its duties under the Advisory Agreements.

Delegation to Sub-advisers. The Advisory Agreements provide that, subject to the Board’s approval, TAM or the Fund may enter into contracts with one or more investment sub-advisers, including affiliates of TAM, pursuant to which the sub-advisers are required to perform certain duties of TAM, as specified in such contracts, on such terms as TAM determines to be necessary, desirable or appropriate. TAM is responsible for supervising, overseeing, and monitoring each investment sub-adviser. TAM may, but is not required to, enter into one or more sub-advisory contracts on behalf of the Fund. The Advisory Agreements provide that TAM will pay the compensation of any sub-adviser retained on behalf of the Fund.

Expenses. The Advisory Agreements provide that the Fund will bear all expenses not expressly assumed by TAM incurred in the operation of the Fund and the offering of its shares, and contains a non-exhaustive list of these expenses. Among the expenses borne by the Fund that are specifically enumerated in the Advisory Agreements are: advisory fees; costs incurred in connection with the purchase and sale of portfolio securities, including brokerage commissions; expenses of organizing the Fund; filing fees and expenses relating to registering and qualifying the Fund’s shares for sale under federal and state securities laws; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers; legal and accounting fees, including costs of local representation and fees and expenses of special counsel for the independent Board Members; the Fund’s allocable share of the compensation paid to non-interested Board Members; all federal, state and local taxes and expenses of preparing and filing tax returns; costs of certificates, if any; expenses of preparing and filing reports with federal and state regulatory authorities; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed by the Trust and TAM); expenses of preparing, typesetting, printing and distributing prospectuses and shareholder reports; costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage asserted against the Trust; expenses of meetings of the Board or a committee thereof and other meetings of the Fund; fees and expenses in connection with membership in investment company organizations; distribution-related fees and expenses; shareholder servicing fees; governmental fees; costs (including interest expenses and loan commitment fees) of borrowing money; website costs; the Fund’s allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund as determined by the Board; travel expenses of officers, members of the Board and any employees of the Fund; audit fees; litigation expenses and any non-recurring or extraordinary expenses as may arise (including, without limitation, expenses relating to the Fund’s obligation to indemnify others).

As noted above, the Advisory Agreements’ list of Fund expenses is non-exhaustive and should not be viewed as limiting.

The Advisory Agreements require TAM to bear all expenses incurred by it in the performance of its duties under the Agreements and, if any of TAM’s directors, officers and employees are elected as Board Members or officers of the Fund, TAM shall pay the compensation, fees and expenses of these Board Members and officers, with the exception of the Fund’s allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer as determined by the Board. The Advisory Agreements also provide that TAM will pay the Trust’s office rent and provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. Except for these expenses, TAM is not responsible for the Fund’s expenses

Conflicts of Interest. The Advisory Agreements contain several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. The Advisory Agreements provide that TAM may not deal with itself, the Board Members of the Trust or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the account of the Fund, nor may it purchase any securities from an underwriting or selling group in which TAM or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TAM or its affiliates, except as permitted by the 1940 Act and in accordance with the portfolio’s policies and procedures. The Advisory Agreements specifically provide that any director, officer, or employee of TAM may engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. TAM is not restricted from engaging in any other business or rendering services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the Advisory Agreements also provide that if the purchase or sale of securities for a Fund and one or more other accounts of TAM is considered at or about the same time, transactions in these securities will be allocated among the accounts in a manner deemed equitable by TAM. In addition, if transactions of the Fund and another client are combined as permitted by applicable laws and regulations, the combined transactions must be consistent with TAM’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the Advisory Agreements, TAM assumes no responsibility other than to render the services called for by the Advisory Agreements in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. TAM and its affiliates are not protected, however, against any liability to the Fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreements.

Term, Continuance and Amendments. If approved by shareholders of the Fund, the Amended Advisory Agreement for the Fund will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Current Advisory Agreement contains identical provisions. Notwithstanding the foregoing, the Amended Advisory Agreement will be considered by the Board on the same calendar as the Current Advisory Agreement.

The Advisory Agreements provide that no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of the Fund.

Termination. Each Advisory Agreement provides that it may be terminated with respect to the Fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the Fund. The Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. Each Advisory Agreement provides that it will terminate automatically in the event of an “assignment” (as defined in the 1940 Act).

Board Considerations

At a meeting of the Board held on March 19 and 20, 2014, the Board considered the approval of an Amended Advisory Agreement between TAM and the Fund.

Following their review and consideration, the Board Members determined that the terms of the Amended Advisory Agreement between TAM and the Fund are reasonable and that the approval of the Amended Advisory Agreement is in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the Amended Advisory Agreement.

To assist the Board Members in their consideration of the Amended Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a) that TAM advised the Board Members that the restructuring of the Fund will not result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b) that the proposed responsibilities of TAM for the Fund and the services contemplated by the Amended Advisory Agreement to be provided by TAM to the Fund are identical to the Current Advisory Agreement, although TAM would operate the Fund under a “manager of managers” structure following the restructuring;

(c) that advisory fees paid by the Fund to TAM would increase but TAM expects that the total annual operating expenses would be lower;

(d) that the proposed advisory fees to be paid by the Fund to TAM are reasonable in light of the services to be provided; and

(e) that TAM would bear the costs of obtaining shareholder approval of the Amended Advisory Agreement.

Further, the Board Members, including a majority of the Independent Board Members, found that the change from a fund of funds to a manager of managers structure is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, quality and extent of the services to be provided by TAM under the Amended Advisory Agreement, the Board Members considered, among other things, that there were no differences between the Amended Advisory Agreement and the Current Advisory Agreement, except for the advisory fee rate, and that, while the operational structure of the Fund will be different following the restructuring, there would not be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders and that it is expected that TAM will continue to provide high quality advisory services under the Amended Advisory Agreement. The Board considered the services provided by TAM for the advisory fee it will receive, after payment of the Fund’s sub-advisory fee, including oversight of the services provided by the Fund’s administrator, custodian and transfer agent and supervision of the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions of the Fund, as well as the “manager of managers” services TAM will provide. The Board Members also considered that they had performed a full review of the Current Advisory Agreement at its June 12 and 13, 2013, and January 22 and 23, 2014, Board meetings and it had determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

Based on their review of the materials provided and the assurances they received from TAM, the Board Members determined that if the Amended Advisory Agreement is adopted, TAM will continue to provide advisory services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs. In this regard, the Board received information about the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; and TAM’s management oversight process.

Investment Performance

The Board Members considered the performance results of the Fund. The Board Members noted that they had considered the performance of the Fund over various time periods in connection with the consideration of the Current Advisory Agreement in June 2013. Based on this information, the Board Members determined that TAM continues to be capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and that the restructuring is not likely to impact TAM’s abilities in this regard.

Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate in the Amended Advisory Agreement would increase up to 71 basis points from the Current Advisory Agreement at certain asset levels but that it was in line with the median pricing in the Fund’s peer group. The Board also took note that the Fund is currently subject to acquired fund fees and expenses of underlying Transamerica Funds and that the Fund would no longer pay these expenses at the same level after the restructuring of the Fund from a fund of funds to a “manager of managers” structure. The Board noted that TAM expects that the Fund’s total expense ratio for each class would be lower, although it is possible that operating expenses may increase in the future.

The Board Members considered information provided by TAM regarding the profitability of TAM with respect to the advisory services it provides to the Fund. The Board considered that in June 2013 it had reviewed profitability information about TAM’s costs of providing fund management services as well as the costs of providing administration, transfer agency and other services to the Fund. The Board Members determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

On the basis of these considerations, the Board Members determined that the benefits to the Fund and its shareholders from the change from a fund of funds to a manager of managers structure support the advisory fees to be received by TAM under the Amended Advisory Agreement. The Board Members concluded that the advisory fees continue to be reasonable in light of the fees charged by other funds in the Fund’s peer group and the services provided by TAM. They also noted that the Fund’s total expense ratio for each class is below that of each class’s peer group median as of December 31, 2013, and is not expected to increase as a result of the restructuring.

Economies of Scale

The Board Members considered information on the advisory fees to be paid by the Fund, taking into account the proposed breakpoint fee structure to account for economies of scale, and concluded that the proposed fee structure reflects economies of scale. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of advisory fees payable to TAM.

Fall-Out Benefits

The Board Members took into consideration the character of any incidental benefits to TAM from its relationship with the Fund. The Board Members noted that TAM is not expected to realize “soft dollar” benefits from its relationship with the Fund. The Board Members considered that the costs, nature, scope and quality of administrative and other services provided to the Fund by affiliates of TAM will not change as a result of approval of the Amended Advisory Agreement.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, determined that the change from a fund of funds structure to a manager of managers structure was in the best interests of the Fund and its shareholders. In this regard, the Board Members noted that the Fund’s total expense ratio for each class is below that of its peer group median as of December 31, 2013, and is not expected to increase as a result of the restructuring. They concluded that the change in the advisory fee rate in the Amended Advisory Agreement is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM derives an inappropriate advantage.

In addition, the Board Members noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to continue to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board Members favorably considered the procedures and policies to promote compliance with applicable laws and regulations and oversee the portfolio management activities of the sub-adviser.

Information about the Adviser

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of TAM are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at TAM is the same as that of TAM.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended October 31, 2013 by the Fund and the services for which the amounts were paid were as follows:

Administration Fees	Transfer Agent	12b-1 Fees
$37,288	$404,162	$781,708

Management Activities. The following table sets forth other funds advised by TAM as of May 19, 2014 with investment objectives similar to the Fund, as well as the net assets of those funds and the investment advisory fees payable by each fund to TAM as a percentage of their respective average daily net assets.

Fund	Net Assets as of April 30, 2014 ($)(000s)	Advisory Fee (as a Percentage of Average Daily Net Assets)	Advisory Fee (After Waivers, if Any) for year ending December 31, 2013 ($) (000s)
Transamerica Asset Allocation – Growth Portfolio	$1,563,223	0.10%	$1,461
Transamerica Emerging Markets Equity	189,681	0.95% of the first $250 million 0.93% over $250 million up to $500 million 0.90% in excess of $500 million	2,016
Transamerica International Small Cap	677,738	1.07% of the first $300 million 1.00% in excess of $300 million	1,634
Transamerica Large Cap Value	1,543,642	0.65% of the first $750 million 0.62% over $750 million up to $1 billion 0.60% in excess of $1 billion	9,669
Transamerica Long/Short Strategy	139,320	1.20% of the first $300 million 1.15% over $300 million up to $1 billion 1.125% in excess of $1 billion	1,547
Transamerica Multi-Manager Alternative Strategies Portfolio	520,790	0.20% of the first $500 million 0.19% over $500 million up to $1 billion 0.18% in excess of $1 billion	1,102
Transamerica Small Cap Growth	539,513	0.84% of the first $300 million 0.80% in excess of $300 million	5,206
Transamerica Value	438,355	0.80%	3,198
Transamerica Asset Allocation – Growth VP	1,138,547	0.10% of the first $10 billion 0.09% in excess of $10 billion	1,053
Transamerica Multi-Manager Alternative Strategies VP	306	0.20% of the first $500 million 0.19% over $500 million up to $1 billion 0.18% in excess of $1 billion	(20)
Transamerica Vanguard ETF Portfolio – Aggressive Growth VP	202,952	0.32% of the first $50 million 0.30% over $50 million up to $250 million 0.28% in excess of $250 million	370
Transamerica Voya Mid Cap Opportunities VP	149,360	0.83% of the first $100 million 0.815% over $100 million up to $1 billion 0.80% in excess of $1 billion	753
Transamerica Partners Large Value Portfolio	910,459	0.45%	3,931

Brokerage Information

There were no brokerage commissions incurred by the Fund on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended October 31, 2013.

Shareholder Approval

To become effective with respect to the Fund, the Amended Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The Amended Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the Amended Advisory Agreement.

PROPOSAL II — APPROVAL OF THE FUND’S USE OF THE MANAGER OF

MANAGERS EXEMPTIVE ORDER

To approve the Fund’s use of the Manager of Managers exemptive order.

At the Special Meeting, shareholders will be asked to approve the use of TAM’s “manager of managers” exemptive order with respect to the Fund. At a meeting of the Board on March 19 and 20, 2014, the Board approved TAM’s recommendation that the Fund be permitted to rely on the manager of managers exemptive order previously granted by the Securities and Exchange Commission on August 5, 1998 (the “SEC Order”), which, subject to shareholder approval of this Proposal II, would permit TAM in the future to enter into and materially amend sub-advisory agreements with respect to the Fund without seeking shareholder approval. When TAM delegates investment advisory services to a sub-adviser, TAM, as the investment adviser, remains ultimately responsible for monitoring and evaluating the performance of the sub-adviser.

In general, Section 15(c) of the 1940 Act requires that an investment company must first obtain shareholder approval prior to retaining a new sub-adviser or making material changes to an existing sub-advisory agreement. The SEC Order permits the Trust and TAM to enter into or materially amend a new sub-advisory agreement with an unaffiliated sub-adviser, subject to the Board’s approval, including approval by a majority of the independent Board Members, without requiring approval from the Fund’s shareholders. The Fund’s shareholders are being asked to approve reliance on the SEC Order with respect to the Fund. Approval of this Proposal should help the Fund avoid unnecessary costs and provide the Fund with additional flexibility to achieve its investment objectives.

The process to proxy shareholders to obtain their approval of a new sub-advisory arrangement can take several months and increase Fund expenses. This could prevent or delay a sub-adviser change that TAM and the Board consider to be in the best interests of the Fund. For these reasons, requiring shareholder approval of a new sub-adviser or of material changes to an existing sub-advisory agreement for the Fund is likely to yield minimal additional value to Fund shareholders while resulting in a significant expenditure of time and money. If Proposal II is approved, the Fund will be able to select one or more unaffiliated sub-advisers solely on the basis of a sub-adviser’s merit and without concerns related to costs and/or the time required to solicit and obtain shareholder approval. Any new sub-advisory agreement, or material change to an existing sub-advisory agreement, will continue to be subject to Board review and approval. TAM will monitor the performance of any sub-adviser hired on an ongoing basis. TAM, and not the Fund, will pay all sub-advisory fees. TAM’s and any sub-adviser’s fees are generally subject to Board review and approval on an annual basis. The Board will continue to monitor the level of fees paid to TAM and each sub-adviser to the Fund, and will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and whether the advisory fees payable to TAM continue to be appropriate.

If the Fund’s shareholders do not approve the use of the SEC Order, then the Proposal will not be implemented and TAM will continue to need to obtain approval from shareholders prior to entering into or amending sub-advisory agreements with unaffiliated sub-advisers.

Evaluation by the Board

The Board, including a majority of the Independent Board Members, believes that permitting TAM, on behalf of the Fund, to select and contract with unaffiliated sub-advisers without incurring the delay and expense involved with obtaining shareholder approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements is appropriate and in the best interest of the Fund’s shareholders, and will allow the Fund to operate more efficiently. In evaluating Proposal II, the Board considered that (i) TAM will continue to set the Fund’s investment objective and strategies; (ii) TAM will monitor and evaluate the performance of sub-advisers to the Fund; (iii) TAM will allocate and, when it believes appropriate, reallocate the Fund’s assets to its sub-adviser(s); and (iv) TAM has implemented procedures reasonably designed to ensure that sub-adviser(s) comply with the Fund’s investment objective, policies, and restrictions. In addition, the Board noted that, while TAM expects its relationships with the sub-adviser(s) to the Fund to be stable over time, shareholders’ approval of Proposal II will permit TAM to act expeditiously in situations where TAM and the Board believe that a change in sub-adviser(s) or to a sub-advisory agreement, including any fee paid to a sub-adviser, is warranted. Due to these and other considerations, the Board recommends that shareholders vote to approve the Fund’s use of the manager of managers exemptive relief.

Shareholder Approval

To become effective with respect to the Fund, the use of the SEC Order must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The use of the SEC Order with respect to the Fund was approved by the independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the Fund’s reliance on the SEC Order.

PROPOSAL III — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Rockefeller & Co., Inc.

At the Special Meeting, shareholders will be asked to approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) between TAM, the Fund’s investment adviser, and Rockefeller & Co., Inc. (“Rockefeller”), the Fund’s proposed new sub-adviser. A general description of the proposed New Sub-Advisory Agreement is included below. As a fund of funds, the Fund currently has a portfolio construction manager and does not have a sub-adviser. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on March 19 and 20, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

Under the New Sub-Advisory Agreement, Rockefeller will provide investment research, advice, management and supervision, subject to the supervision of the Fund’s Board Members and TAM, the Fund’s investment adviser.

The Fund’s investment advisory agreement with TAM was last approved by shareholders on November 16, 2012. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 (as described under Proposal I of this Proxy Statement). TAM is responsible for the day-to-day management of the Fund. TAM currently proposes to hire an investment sub-adviser to furnish investment advice and recommendations and has received Board approval to enter into a sub-advisory agreement with Rockefeller, subject to the approval of the Fund’s shareholders. TAM will oversee the sub-adviser and monitor the sub-adviser’s buying and selling of portfolio securities and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Fund.

Subject to shareholder approval of Proposal II, the Fund may rely on an order from the SEC that permits TAM, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-adviser for the Fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser (the “SEC Order”). Because reliance on the SEC Order with respect to the Fund has not previously been approved by its shareholders, the New Sub-Advisory Agreement is required to be submitted to a vote of the Fund’s shareholders.

The appointment of Rockefeller as sub-adviser is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Fund by TAM.

In connection with the proposed addition of Rockefeller as a sub-adviser, the Fund’s name, investment strategies and risks will change. The Fund’s investment objective will not change.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Fund’s Board Members and of TAM, the sub-adviser will regularly provide the Fund, with respect to that portion of a Fund’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Fund, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Fund’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Fund’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Fund’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Fund’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, if approved, TAM, and not the Fund, will pay Rockefeller sub-advisory fees, according to the following schedule, for its services with respect to the Fund’s average daily net assets on an annual basis:

0.365% of the first $2 billion

0.355% in excess of $2 billion

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Fund will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Fund and the offering of its shares. The total annual operating expenses of the Fund are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Fund’s Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Fund as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Fund, the New Sub-Advisory Agreement for the Fund will continue, unless sooner terminated as set forth therein, for two years from its effective date. Thereafter, if not terminated, the New Sub-Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the agreement.

Termination. The New Sub-Advisory Agreement for the Fund provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Fund acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Fund also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board held on March 19 and 20, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Fund between TAM and Rockefeller, the Fund’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and Rockefeller with respect to the Fund are reasonable and that the approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a) that TAM advised the Board Members that the appointment of Rockefeller is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b) that Rockefeller is an experienced and respected asset management firm, and that TAM believes that Rockefeller has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund;

(c) the proposed responsibilities of Rockefeller for the Fund and the services expected to be provided by it;

(d) the fact that the sub-advisory fees will be paid by TAM and not the Fund;

(e) that the proposed sub-advisory fees to be paid by TAM to Rockefeller are reasonable in light of the services to be provided; and,

(f) that TAM would bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreement.

Further, the Board Members, including a majority of the independent Board Members, found that the approval of Rockefeller as sub-adviser for the Fund is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM or its affiliates derive an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by Rockefeller under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and Rockefeller regarding Rockefeller’s operations (including research and trading), facilities, organization and personnel of Rockefeller, Rockefeller’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and Rockefeller’s capabilities in implementing the investment strategies of the Fund. The Board considered that TAM has advised the Board that the appointment of Rockefeller as sub-adviser is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services. The Board considered that Rockefeller is an experienced and respected asset management firm and that TAM believes that Rockefeller has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that Rockefeller can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Fund and that Rockefeller’s appointment as sub-adviser is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Investment Performance

The Board Members considered historical performance of the strategy to be employed by Rockefeller. The historical performance contained one-, three-, five-, and seven-year performance periods of the strategy, as compared to the Fund’s peer group median and benchmark index. The Board Members noted that the historical performance of the strategy generally compared favorably to that of the benchmark and peer group median for the periods shown, while exhibiting better risk-adjusted returns.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and Rockefeller, the Board Members concluded that Rockefeller is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement with Rockefeller. The Board Members noted that the Fund will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by Rockefeller under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

Economies of Scale

The Board considered the sub-advisory fee schedule for the Fund, noting breakpoints at certain asset levels. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of advisory fees payable by the Fund to TAM and fees payable by TAM to Rockefeller, in the future.

Fall-Out Benefits

The Board considered any incidental benefits expected to be derived by Rockefeller from its relationship with the Fund. The Board noted that TAM would not realize “soft dollar” benefits from its relationship with Rockefeller, and that Rockefeller may engage in “soft dollar” arrangements consistent with applicable law and “best execution” requirements.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the addition of Rockefeller as a sub-adviser is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM or its affiliates derive an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interest of the Fund and its shareholders and voted to approve the New Sub-Advisory Agreement.

Information about the Sub-Adviser

Rockefeller, located at 10 Rockefeller Plaza, New York, NY 10020, is a registered investment adviser. Rockefeller is a wholly-owned subsidiary of Rockefeller Financial Services, Inc., and has been a registered investment adviser since 1980. Rockefeller is an asset management firm providing global and domestic equity strategies as well as balanced and fixed-income investment management services. As of December 31, 2013, Rockefeller had approximately $10.9 billion in assets under management.

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of Rockefeller are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at Rockefeller is the same as that of Rockefeller.

Management Activities. As December 31, 2013, Rockefeller does not act as investment adviser or sub-adviser to any other registered investment companies with investment objectives similar to those of the Fund.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended October 31, 2013.

Shareholder Approval

To become effective with respect to the Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment or postponement of the Special Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Administrator, Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”) is the administrator of the Fund and is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFS has outsourced the provision of certain administrative services to State Street Bank & Trust (“State Street”). TFS is also the transfer agent of the Fund. The current distributor of the Fund is Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by Aegon, N.V.

Custodian

State Street, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Fund’s custodian.

Annual and Semi-Annual Reports

Shareholders can find important information about the Fund in its annual report dated October 31, 2013, which has been previously mailed to shareholders. It is expected that the Fund’s semi-annual report dated April 30, 2014 will be mailed on or about June 30, 2014. You may obtain copies of these reports without charge by writing to the Fund at the address shown below or by calling the Fund at (888) 233-4339.

Shareholder inquiries and transaction requests should be mailed to:

Transamerica Fund Services Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Proxy Solicitation

The solicitation of proxies will be principally conducted by the mailing of this Proxy Statement beginning on or about June 5, 2014, but proxies may also be solicited by telephone and/or in person by representatives of the Fund, regular employees of TAM or its affiliate(s), or Computershare, a private proxy services firm. It is anticipated that the estimated cost of retaining Computershare is approximately $[                    ]. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, will be paid by TAM.

Principal Shareholders

As of May 19, 2014, the outstanding shares of the Fund were as set forth on the first page of this Proxy Statement.

As of May 16, 2014, the persons listed in Appendix D owned of record the amount of shares of the Fund indicated in Appendix D.

Shareholders Communications to the Boards

Shareholders of the Fund may mail written communications to the Fund’s Board, addressed to the care of the Secretary of the Fund, at the Fund’s address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

Shareholders Sharing the Same Address

As permitted by law, the Fund will deliver only one copy of this Proxy Statement to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to the address shown on the front page of this Proxy Statement or by calling the Fund at (888) 233-4339. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Fund is not required to and does not intend to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals relating to the Fund must be received a reasonable time prior to the date of a meeting of shareholders of the Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of each series of the Trust, including the Fund, is October 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Special Meeting will be available at the offices of the Fund, 570 Carillon Parkway, St. Petersburg, Florida 33716 for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Special Meeting.

Adjournment

Failure of a quorum to be present at the Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Fund’s Declaration of Trust Charter and By-Laws, including to allow for the further solicitation of proxies. Under the Fund’s By-Laws, in the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment.

Information about the Fund

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Fund.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the Internet.

By Order of the Board,

Dennis P. Gallagher

Vice President, General Counsel and Secretary

June 5, 2014

Appendix A

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

TRANSAMERICA ASSET MANAGEMENT, INC.

This Agreement, entered into as of January 23, 2014 between Transamerica Funds, a Delaware statutory trust (referred to herein as the “Trust”), and Transamerica Asset Management Inc., a Florida corporation (referred to herein as “TAM”), to provide certain management and advisory services to each series of the Trust listed on Schedule A hereto (collectively, the “Funds”; each, a “Fund”).

The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”), and consists of more than one series, including the Funds. In managing each of the Funds, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of TAM and its assistance in performing certain management functions. TAM desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

Appointment. The Trust hereby appoints TAM as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. TAM accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

Duties. In its capacity as investment adviser to each Fund, TAM shall have the following duties:

(a)

TAM shall regularly provide the Fund with investment advisory services, including management, supervision and investment research and advice and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The investment advisory services to be provided shall be subject to the supervision of the Trust’s Board of Trustees (the “Board”) and shall include the design, development and ongoing review and evaluation of the Fund and its investment strategy; where applicable the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s Prospectus, Statement of Additional Information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services.

In furtherance of the foregoing, without limitation, TAM shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements) all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to

TAM. TAM is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

TAM will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which TAM or its affiliates exercise investment discretion. TAM is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TAM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TAM and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TAM’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with TAM which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, TAM agrees that it will not deal with itself, or with the Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which TAM or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TAM or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to TAM and its directors and officers.

(d)	TAM shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities.

(e)

TAM may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments TAM believes are appropriate or desirable in performing its duties under this Agreement.

(f)

As part of the investment advisory services provided hereunder, TAM shall oversee the other service providers to the Fund, including the Fund’s administrator, custodian, transfer agent, independent accountant and legal counsel, and supervise the performance of recordkeeping and shareholder relations functions for the Fund. TAM shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

Sub-advisers. Subject to the Board’s approval, TAM or any Fund may enter into contracts with one or more investment sub-advisers, including without limitation, affiliates of TAM, pursuant to which such investment sub-advisers shall be required to perform certain duties of TAM hereunder as specified in such contracts on such terms as

TAM will determine to be necessary, desirable or appropriate, provided that in each case in addition to its other duties TAM shall supervise, oversee and monitor each such investment sub-adviser and further provided that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. TAM shall pay the compensation of each investment sub-adviser retained hereunder.

Activities of TAM. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of TAM, whether or not a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of TAM to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for a Fund and one or more other accounts of TAM is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by TAM. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with TAM’s policies and procedures as presented to the Board from time to time.

Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TAM incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:

Each Fund shall pay (i) fees payable to TAM pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees and, unless otherwise determined by the Board, its allocable share of the compensation, fees and reimbursements paid to those interested Trustees who are not directors, officers or employees of TAM, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or consultants, independent contractors or other persons who receive remuneration or other benefits from any of the foregoing; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xv) expenses of preparing and typesetting prospectuses and statements of additional information and any supplements thereto; (xvi) expenses of printing and distributing prospectuses and statements of additional information and any supplements thereto sent to existing shareholders; (xvii) expenses of preparing, typesetting, printing and distributing, as applicable, reports, statements, notices and dividends to the Fund’s shareholders; (xviii) fees and expenses in connection with membership in investment company organizations; (xix) distribution-related fees and expenses; (xx) shareholder servicing fees; (xxi) governmental fees; (xxii) costs, including interest expenses and loan commitment fees, of borrowing money; (xxiii) website costs; (xxiv) its allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund as determined by the Board; (xxv) travel expenses of officers, members of the Board and any employees of the Fund in connection with Board meetings or other Fund-related business; (xxvi) audit fees; and (xxvii) litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others.

TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall pay the Trust’s office rent and will provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. TAM shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers, with the exception of the Fund’s allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer as determined by the Board.

Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

The Trust shall at all times keep TAM fully informed with regard to the securities owned by each Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish TAM with such other documents and information with regard to each Fund’s affairs as TAM may from time to time reasonably request.

(b)

TAM shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance. TAM shall furnish the Trust with such other documents and information with regard to each Fund as the Trust may from time to time reasonably request.

Compensation of TAM. As compensation for the services performed by TAM, each Fund shall pay TAM, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or a Fund, with the exception of the Fund’s chief compliance officer, shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of TAM, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or a consultant, independent contractor or other person who receives remuneration or other benefits from any of the foregoing, except as the Board may decide.

Term. This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto and shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of that Fund.

Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to TAM at its principal place of business. This Agreement may be terminated with respect to any Fund by TAM at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of TAM and the Trust. This Agreement shall terminate automatically in the event of its assignment by TAM and shall not be assignable by the Trust without the consent of TAM. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

Use of Name. If this Agreement is terminated with respect to any Fund and TAM no longer serves as investment adviser to the Fund, TAM reserves the right to withdraw from the Trust the use of the name “Transamerica” or any derivative thereof with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and TAM or any of its affiliates.

Liability of TAM. TAM may rely on information reasonably believed by it to be accurate and reliable. TAM assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect TAM against any liability to the Fund to which TAM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 12, the term “TAM” shall include any affiliates of TAM performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of TAM and such affiliates.

Meanings of Certain Terms. For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and TAM.

Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

Limitation of Liability. A copy of the Trust’s Certificate of Trust is on file with the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. TAM agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name	Dennis P. Gallagher
Title:	Senior Vice President, General Counsel and Secretary
and Operations

TRANSAMERICA FUNDS
By:
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer,
Advisory Services

Appendix B

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

ROCKEFELLER & CO., INC.

This Agreement, entered into as of             , 2014 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”), and Rockefeller & Co., Inc., a Delaware corporation (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete

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portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

1.

(e)       The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

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Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

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Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

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Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18.      Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

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TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer, Investment Advisory

ROCKEFELLER & CO., INC.

By:
Name:
Title:

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Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica Global Equity
*	As a percentage of average daily net assets on an annual basis.

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Appendix C

Directors and Principal Officers of Transamerica Asset Management, Inc. and the New Sub-Adviser

TAM’s Directors and Principal Executive Officers

The following table lists the directors and principal executive officers of TAM as of May 19, 2014 and their principal occupations. The address of each person listed is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with TAM	Principal Occupation
Thomas A. Swank	Director, Chairman of the Board, President and Chief Executive Officer
Christopher A. Staples	Director, Senior Vice President and Chief Investment Officer, Advisory Services
Dennis P. Gallagher	Director, Senior Vice President, General Counsel, Secretary and Operations
Elizabeth Strouse	Vice President and Chief Accounting Officer
T. Gregory Reymann, II	Vice President
Scott Lenhart	Acting Chief Compliance Officer and Anti-Money Laundering Officer

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Rockefeller & Co., Inc. (“Rockefeller”)

Name and Position with Rockefeller:

Officers	Directors

Colin G. Campbell - Chairman

Mark F. Rockefeller – Vice Chairman

Reuben Jeffery III - Chief Executive Officer

David P. Harris – Chief Investment Officer

Raymond N. Wareham – Head of Client Advisory Services

Yvette M. Garcia – VP, Secretary and General Counsel

David Westbrook – Chief Financial Officer and Treasurer

Thomas J. Coughlin - Comptroller

Lawrence S. Rapoport – Assistant Treasurer

Patricia A. Carroll – Assistant Treasurer

Timothy J. McCarthy – Chief Compliance Officer

Randi I. Lederman – Compliance Officer

Patricia Byrd Harmon – HIPAA Privacy Officer

Candace K. Beinecke Colin G. Campbell Merit E. Janow Reuben Jeffery III Peter M. O’Neill David Rockefeller, Jr. Mark F. Rockefeller Michael S. Rockefeller Graham D.M. Thomas

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Appendix D

5% and 25% Interest Ownership

As of May 16, 2014, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund.

Name & Address	Fund Name	Class	Pct
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager International Portfolio	A	24.63%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager International Portfolio	A	14.43%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	Transamerica Multi-Manager International Portfolio	A	7.60%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager International Portfolio	A	7.55%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	A	7.00%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	B	23.62%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager International Portfolio	B	8.40%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager International Portfolio	B	8.02%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Multi-Manager International Portfolio	B	6.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	Transamerica Multi-Manager International Portfolio	B	5.48%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager International Portfolio	C	22.21%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager International Portfolio	C	20.81%

D-1

Name & Address	Fund Name	Class	Pct
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	C	11.81%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager International Portfolio	C	10.24%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager International Portfolio	C	5.43%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Multi-Manager International Portfolio	I	43.61%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	I	18.89%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager International Portfolio	I	12.83%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager International Portfolio	I	12.72%

Any shareholder who holds beneficially 25% or more of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of the other shareholders. As of May 16, 2014, there were no shareholders who held beneficially 25% or more of the Fund.

D-2

TRANSAMERICA FUNDS

Transamerica Multi-Manager International Portfolio

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL

MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014

A special meeting of shareholders of Transamerica Multi-Manager International Portfolio (the “Fund”) will be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, on July 17, 2014 at 11:00 a.m. (Eastern time).

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail. We encourage you to access and review the proxy materials before voting.

The following materials are available for view: Proxy Materials for the Special Meeting of Shareholders to be held on July 17, 2014.

At the special meeting, you are being asked to vote on the following proposals to:

¡

Approve amendments to the investment advisory agreement for the Fund. Shareholders of the Fund are being asked to approve changes to the investment advisory agreement that will increase the advisory fee rate paid by the Fund.

¡

Approve the Fund’s use of the Manager of Managers Exemptive Order. Shareholders of the Fund are being asked to approve the Fund’s use of the Manager of Managers exemptive order, which will allow the investment adviser, Transamerica Asset Management, Inc., to hire unaffiliated sub-advisers to manage the Fund’s assets without shareholder approval, subject to prior approval by the Board of Trustees.

¡	Approve a new sub-advisory agreement. Shareholders of the Fund are being asked to approve a new sub-advisory agreement with Rockefeller & Co., Inc.

Importantly, the Board Members responsible for the Fund have considered the proposal and have determined it is in the best interest of the Fund, and unanimously recommend that you vote “FOR” the proposal.

The proxy materials will be available to review on Transamerica Funds’ website at
http://cdn2.hubspot.net/hub/247691/file-798681424-pdf/Transamerica/Transamerica-Multi-Manager-International-Proxy-Statement.pdf until at least October 31, 2014. A paper or email copy of the proxy materials may be obtained, without charge, by contacting Computershare Fund Services (“Computershare”) toll-free at 1-866-438-2987.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy.

Online Viewing and Voting is Quick, Easy, and Environmentally Friendly!

View proxy materials and vote immediately in 3 simple steps:

Step 1 :	Go to the electronic voting site at www.proxy-direct.com

Step 2:	Access and view the proxy materials, which consist of the Letter to Shareholders, Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy Card by clicking on the links provided.

Step 3:	Follow simple instructions on the screen to log in and vote your eligible positions.

To vote your eligible position, you must either vote online via the Internet or request a copy of a full set of proxy materials which includes a proxy card (see instructions above). If you wish to vote at the special meeting, please bring this notice and proper identification with you.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE.

FORM OF PROXY CARD

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 570 Carillon Parkway St. Petersburg, Florida on April 28, 2014

Please detach at perforation before mailing.

PROXY	TRANSAMERICA FUNDS	PROXY
TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO (the “Fund”). The undersigned hereby appoints Thomas A. Swank and Dennis P. Gallagher, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote for the undersigned all shares of beneficial interest of the Fund with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Transamerica Asset Management, Inc. at 570 Carillon Parkway, St. Petersburg, Florida 33716, on July 17, 2014, at 4:00 p.m. (Eastern Time), and at any and all adjournments or postponements thereof, with all the power the undersigned would possess if personally present.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	TMI_25737_052114

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Transamerica Multi-Manager International Portfolio

Special Meeting of Shareholders to Be Held on July 17, 2014.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/tra-25737

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The shares represented by this proxy will be voted as instructed. The proxies are authorized in their discretion to vote upon such other matters as may come before the meeting or any adjournment or postponement thereof. The proxies intend to vote with management on any such other business properly brought before the meeting or any adjournment or postponement thereof.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■

		FOR	AGAINST	ABSTAIN

I.	To approve an amended and restated investment advisory agreement with TAM;	☐	☐	☐

II.	To approve the Fund’s use of the Manager of Managers exemptive order available to TAM and TF;	☐	☐	☐

III.	To approve a new sub-advisory agreement with Rockefeller and Co., Inc.;	☐	☐	☐

IV.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

TMI_25737_052114